UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007 (May 4, 2007)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

The 2007 Annual Meeting of Shareholders (the “2007 Annual Meeting”) of State Auto Financial Corporation (the “Company”) was held on May 4, 2007. At the 2007 Annual Meeting, the Company’s shareholders approved (i) an amendment to the Company’s 1991 Employee Stock Purchase and Dividend Reinvestment Plan and Trust (the “Employee Stock Purchase Plan”) to increase the number of common shares available to be purchased under that Plan, (ii) the material terms of the Company’s Leadership Bonus Plan (the “Leadership Bonus Plan”), and (iii) the material terms of the Company’s Long-Term Incentive Plan (the “LTIP”). The following provides a brief description of the amendment to the Employee Stock Purchase Plan and a brief description of the Leadership Bonus Plan and the LTIP.

(1)	Amendment to Employee Stock Purchase Plan

At the 2007 Annual Meeting, shareholders approved an amendment to the Employee Stock Purchase Plan to increase the number of common shares available for purchase under the Employee Stock Purchase Plan from 2,400,000 to 3,400,000.

A summary of other important aspects of Employee Stock Purchase Plan is set forth on pages 9 through 11 of the Company’s definitive Proxy Statement for the 2007 Annual Meeting, which Proxy Statement was filed with the Securities and Exchange Commission on March 30, 2007 (the “Proxy Statement”), and which information is incorporated herein by reference. The entire Employee Stock Purchase Plan, as amended, is attached as Exhibit A to the Proxy Statement.

(2)	Leadership Bonus Plan

At the 2007 Annual Meeting, shareholders approved the Leadership Bonus Plan. The following provides a brief description of the terms and conditions of the Leadership Bonus Plan. In addition, a summary of other important aspects of the Leadership Bonus Plan are set forth on pages 12 through 14 of the Proxy Statement, which information is incorporated herein by reference. The entire Leadership Bonus Plan is attached as Exhibit B to the Proxy Statement.

The Leadership Bonus Plan provides for an annual cash incentive bonus opportunity for the Company’s executive officers and other key management employees based upon the achievement of corporate and individual performance goals in relation to the Company’s achievement of its annual plan goals. The Leadership Bonus Plan is intended to provide for “performance-based compensation” which will not be subject to the deduction limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as applicable to “covered employees” of the Company. Covered employees are executive officers and other persons listed in a public corporation’s summary compensation table. These executive officers and other persons are also known as “named executive officers,” or “NEOs.” For the Company, its covered employees, or NEOs, are those persons listed in the Summary Compensation Table found on page 40 of the Proxy Statement.

The purposes of the Leadership Bonus Plan are to advance the interests of the Company and its shareholders by providing employees in leadership positions with an incentive bonus for achieving the strategic objectives of the Company, to focus management on key measures that drive superior financial and business performance and that build shareholder value over the long term, to provide compensation opportunities that are externally competitive and internally consistent with the Company’s strategic objectives and total reward strategies and to provide bonus opportunities that reward executives, managers and key professionals who are in a position to make significant contributions to the overall success of the Company.

The Compensation Committee of the Company’s Board of Directors will administer the Leadership Bonus Plan.

Employees who hold an executive, management or selected professional position in the Company and who are designated by the Compensation Committee are eligible to be granted awards under the Leadership Bonus Plan. Participation is based primarily on the leadership position of an employee.

Awards under the Leadership Bonus Plan will consist of cash amounts payable upon the achievement of specified objective performance goals during a specified performance period. It is anticipated that most performance periods will begin on the first day of the Company’s fiscal year and end on the last day of that year. At the beginning of a performance period for a given award, the Compensation Committee will approve the performance goal(s) and the amount of the award, each as recommended by executive management, which will be earned if the performance goal(s) are achieved in full, together with any lesser amount that will be earned if the performance goal(s) are only partially achieved. After the end of the performance period, the Compensation Committee will certify the extent to which the performance goals are achieved and determine the amount of the award that is payable; provided, however, that the Compensation Committee will have the discretion to determine that the actual amount paid with respect to an award will be less than (but not greater than) the amount earned with respect to covered employees.

The performance goals for awards will be based upon the achievement of one or more of the following performance measures of the “State Auto Group” over the performance period: (i) earnings; (ii) return on capital; (iii) revenue; (iv) premiums; (v) net income; (vi) earnings per share; (vii) combined ratio; (viii) loss ratio; (ix) expense ratio; (x) assets; (xi) equity; (xii) cash flow; (xiii) stock price; (xiv) total shareholders’ return; (xv) premium growth; and (xvi) corporate surplus growth. Corporate surplus growth is defined in the Leadership Bonus Plan as growth in the surplus of State Automobile Mutual Insurance Company, the Company’s parent (“State Auto Mutual”), less the impact of the value of its holdings of the Company. The State Auto Group consists of the Company and its related entities, subsidiaries and affiliates, including State Auto Mutual.

For eligible employees who are not covered employees (i.e., non-NEOs), the performance goals for awards may include one or more individual performance measures over the performance period. Performance measures applicable to covered employees will not include individual performance related to the achievement of personal goals unless a separate award is issued specific to such goals. However, any compensation paid to a covered employee with respect to the achievement of personal goals will not be considered performance-based compensation for purposes of Section 162(m) of the Code.

The maximum award that may be paid to any participant for any performance period is $2.5 million.

A participant whose employment terminates during the performance period because of death, disability or upon the attainment of early or normal retirement age (as defined in the Company’s defined benefit retirement plan) will receive a bonus equal to 100% of the participant’s target bonus, pro-rated based upon the length of time that the participant was employed by the Company during the performance period. In the event a participant’s employment is terminated before the fourth quarter of the performance period due to involuntary termination, with or without cause, all of the participant’s rights to a bonus for that performance period will be forfeited unless otherwise determined by the Compensation Committee, in its sole discretion, due to the business circumstances of the termination, including, but not limited to, a termination in connection with the divestiture of a business segment or subsidiary or affiliate. A participant whose employment is terminated by the Company other than for cause during the fourth quarter of the performance period will receive a pro rata portion of the award based upon the length of participation prior to termination. If a participant is terminated for cause or voluntarily terminates employment prior to the date the final bonus, if any, is paid, all of the participant’s rights to any final bonus for that performance period will be forfeited.

The Leadership Bonus Plan may be amended, modified, suspended or terminated by the Compensation Committee at any time, but no such amendment, modification, suspension or termination will affect the payment of any award for a performance period that has already ended or increase the amount of any award.

(3)	Long-Term Incentive Plan (LTIP)

At the 2007 Annual Meeting, shareholders approved the LTIP. The following provides a brief description of the terms and conditions of the LTIP. In addition, a summary of other important aspects of the LTIP are set forth on pages 15 through 17 of the Proxy Statement, which information is incorporated herein by reference. The entire LTIP is attached as Exhibit C to that Proxy Statement.

The LTIP provides for a long-term cash incentive bonus opportunity for the Company’s executive officers and other key management employees, managers and professionals based upon the achievement of corporate performance goals in relation to the Company’s performance compared with the Company’s peer group of regional property and casualty companies. The LTIP is also intended to provide for “performance-based compensation” which will not be subject to the deduction limitations under Section 162(m) of the Code as applicable to “covered employees” of the Company. See (2), above, for the definition of covered employees of the Company.

The purposes of the LTIP are to advance the interests of the Company and its shareholders by providing employees in leadership positions with an incentive bonus that aligns performance and results with the expectations of shareholders and the Company’s goals, recognizes and rewards long-term operating performance compared with the Company’s peer group of regional property and casualty companies, provides compensation opportunities that are externally competitive and internally consistent with the Company’s growth objectives and total compensation strategies and provides award opportunities that reward executives who achieve financial and operating results for the Company that impact the achievement of the Company’s goals.

The Compensation Committee of the Company’s Board of Directors will administer the LTIP.

Employees who hold an executive, management or selected professional position in the Company and who are designated by the Compensation Committee are eligible to be granted awards under the LTIP. Participation is based primarily on the leadership position of an employee.

Awards under the LTIP will consist of performance award units which represent the right of the participant to receive an amount in cash equal to the value related to the performance award units issued and payable upon the achievement of specified objective performance goals during a specified performance period. It is anticipated that most performance periods will be a three-year rolling period beginning on the date an award is granted and ending on the last day of the third calendar year following the grant. At the beginning of a performance period for a given award, the Compensation Committee will establish the performance goal(s) and the amount of the award, which will be earned if the performance goal(s) are achieved in full, together with any lesser amount that will be earned if the performance goal(s) are only partially achieved. After the end of the performance period, the Compensation Committee will certify the extent to which the performance goals are achieved and determine the amount of the award that is payable; provided, however, that the Compensation Committee will have the discretion to determine that the actual amount paid with respect to an award will be less than (but not greater than) the amount earned.

The performance goals for awards will be based upon the achievement of one or more of the following performance measures of the “State Auto Group” over the performance period: (i) earnings; (ii) return on capital; (iii) revenue; (iv) premiums; (v) net income; (vi) earnings per share; (vii) combined ratio; (viii) loss ratio; (ix) expense ratio; (x) assets; (xi) equity; (xii) cash flow; (xiii) stock price; (xiv) total shareholders’ return; and (xv) Company performance as respects the State Auto Group’s statutory combined ratio and total revenue growth and the Company’s book value per share relative to the same performance measures for a group of peer companies. The State Auto Group consists of the Company and its related entities, subsidiaries and affiliates, including State Auto Mutual.

The maximum award that may be paid to any participant for any performance period is $2.5 million.

A participant whose employment terminates during the performance period because of death or disability will receive a bonus equal to 100% of the participant’s target bonus, pro-rated based upon the length of time that the participant was employed by the Company during the performance period. A participant whose employment terminates during the performance period upon the attainment of early or normal retirement age (as defined in the Company’s defined benefit retirement plan) will receive a bonus based on the actual performance results at the end of the performance period pro-rated based upon the length of time that the participant was employed by the Company during the performance period. A participant whose employment is terminated by the Company other than for cause during the performance period will receive a pro rata portion of the award based upon the length of participation prior to termination. A participant whose employment terminates for any other reason before the end of the performance period for an award will not be entitled to any payment with respect to that award. If a participant is terminated for cause or voluntarily terminates employment prior to the date the final bonus, if any, is paid, all of the participant’s rights to any final bonus for that performance period will be forfeited.

In the event of a “change in control” or “potential change in control” of the Company (generally defined by reference to the acquisition of a specified percentage of voting power, or a change in the composition of the Board of Directors, or an acquisition of the Company that requires shareholder approval, or a transaction involving the Company or its affiliates that requires shareholder approval and has the effect of causing the Company to cease to be a public company), all participants will become vested in and entitled to their awards calculated based on their individual awards times a fraction, the numerator of which is the number of days from the beginning of the performance period to the date of the change in control or potential change in control and the denominator of which is the total number of days in the performance period. The amount so calculated will be the minimum amount payable as a final award for the performance period in which the change in control or potential change in control occurs.

The LTIP may be amended, modified, suspended or terminated by the Compensation Committee at any time, but no such amendment, modification, suspension or termination will affect the payment of any award for a performance period that has already ended or increase the amount of any award. No new awards may be granted during any period of suspension of the LTIP or after its termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 9, 2007	By	/s/ Steven E. English
Vice President and Chief Financial Officer